United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2008 (June 6, 2008)

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA		15701
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone number, including area code (800) 325-2265

Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated June 6, 2008, filed by S&T Bancorp, Inc. (“S&T”), on June 9, 2008, relating to the completed acquisition of IBT Bancorp, Inc. (“IBT”) by S&T, occurring on June 6, 2008. This Form 8-K/A includes the required historical financial information of IBT and the required pro forma financial statements of the combined entity, as required by Item 9.01 of Form 8-K.

Item 9.01.

Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The unaudited interim consolidated financial statements of IBT as of and for the three months ended March 31, 2008 and March 31, 2007, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated balance sheets of IBT as of December 31, 2007 and December 31, 2006, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2007, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of S&T and IBT as of and for the three months ended March 31, 2008 and for the year ended December 31, 2007, are attached as Exhibit 99.3 and incorporated herein by reference.

(c)	N/A

(d)	Exhibits

Exhibit 23.1 Consent of Beard Miller Company, LLP, Independent Registered Public Accounting Firm

Exhibit 99.1 The unaudited interim consolidated financial statements of IBT as of and for the three months ended March 31, 2008 and March 31, 2007, as excerpted from pages 2 through 8 of the Form 10-Q of IBT for the quarter ended March 31, 2008. Incorporated herein by reference to the Quarterly Report on Form 10-Q of IBT filed with the SEC on May 12, 2008.

Exhibit 99.2 The audited consolidated balance sheets of IBT as of December 31, 2007 and December 31, 2006, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2007, as excerpted from pages 46 through 76 of the Form 10-K of IBT for the year ended December 31, 2007. Incorporated herein by reference to the Annual Report of Form 10-K of IBT filed with the SEC on March 17, 2008.

Exhibit 99.3 The unaudited pro forma condensed consolidated financial statements of S&T and IBT as of and for the three months ended March 31, 2008 and for the year ended December 31, 2007. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

/s/ Robert E. Rout
Robert E. Rout
Senior Executive Vice President,
August 18, 2008	Chief Financial Officer, Chief Administrative Officer and Secretary

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